UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 30, 2017

BP Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-38260	82-1646447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Westlake Park Boulevard Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 366-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 30, 2017, BP Midstream Partners LP (the “Partnership”) completed its initial public offering (the “Offering”) of 42,500,000 common units representing limited partner interests in the Partnership (“Common Units”), at $18.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-220407), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on September 11, 2017. The material provisions of the Offering are described in the prospectus, dated October 25, 2017, filed with the Commission on October 27, 2017 pursuant to Rule 424(b) under the Securities Act (the “Prospectus”).

Contribution, Assignment and Assumption Agreement

The description of the Contribution Agreement (as defined below) under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Omnibus Agreement

On October 30, 2017, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) with its general partner, BP Midstream Partners GP LLC (the “General Partner”), BP Pipelines (North America) Inc. (“BP Pipelines”) and, solely for purposes of Articles 4 and 6 to the agreement, BP America Inc. (“BP America”), that addresses the following matters:

•	the Partnership’s payment of an annual administrative fee, initially $13.3 million, for the provision of general and administrative services by BP Pipelines and its affiliates;

•	the Partnership’s obligation to reimburse BP Pipelines and its affiliates for personnel costs, and indemnify them for certain liabilities, related to the direct operation, management, maintenance and repair of the assets incurred by BP Pipelines or its affiliates on the Partnership’s behalf;

•	the Partnership’s obligation to reimburse BP Pipelines and its affiliates for services and certain direct or allocated costs and expenses incurred by BP Pipelines or its affiliates on the Partnership’s behalf;

•	BP Pipelines’ obligation to indemnify the Partnership for certain environmental and other liabilities, and the Partnership’s obligation to indemnify BP Pipelines for certain environmental and other liabilities related to the Partnership’s assets to the extent BP Pipelines is not required to indemnify the Partnership;

•	the granting of a license from BP America to the Partnership with respect to use of certain BP America trademarks and tradenames; and

•	the granting from BP Pipelines to the Partnership of a seven-year right of first offer with respect to its retained ownership interest in Mardi Gras Transportation System Company LLC (“Mardi Gras”) and all of its interests in midstream pipeline systems and assets related thereto in the contiguous United States and offshore Gulf of Mexico that are owned by BP Pipelines at the closing of the Offering.

So long as BP Pipelines indirectly controls the Partnership’s general partner, the Omnibus Agreement will remain in full force and effect. If BP Pipelines or its successor ceases to directly or indirectly control the Partnership’s general partner, either party may terminate the Omnibus Agreement, provided that the indemnification obligations will remain in full force and effect in accordance with their terms. In addition, the General Partner may terminate the operating and general and administrative services provided under the Omnibus Agreement without cause and with 180 days’ advance notice.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Revolving Credit Agreement

On October 30, 2017, in connection with the Offering, the Partnership entered into a $600.0 million credit facility with North America Funding Company as lender, which is an affiliate of the Partnership. The credit facility will mature on the fifth anniversary of the closing date of the agreement.

Borrowings under the credit facility will be generally available for working capital purposes.

The Partnership’s obligations under the credit facility rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

Borrowings under the credit facility will bear interest at three months LIBOR plus 0.85%. This facility also includes customary fees, including commitment fees and utilization fees.

The credit facility also contains customary events of default, such as (i) nonpayment of principal when due, (ii) nonpayment of interest, fees or other amounts, (iii) breach of covenants, (iv) misrepresentation, (v) cross-payment default and cross-acceleration (in each case, to indebtedness in excess of $75 million) and (vi) insolvency. Upon the occurrence and during the continuation of an event of default under the credit agreement, the lenders may, among other things, accelerate and declare the outstanding loans to be immediately due and payable and exercise remedies against the Partnership as may be available to the lenders under the credit agreement and other loan documents.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Throughput and Deficiency Agreements

On October 30, 2017, in connection with the Offering, the Partnership entered into (i) a throughput and deficiency agreement with BP Products North America Inc. (“BP Products”) with respect to volumes transported on the BP#2 crude oil pipeline system and related assets; (ii) a throughput and deficiency agreement with BP Products with respect to volumes transported on the Whiting to River Rouge refined products pipeline system and related assets; and (iii) a throughput and deficiency agreement with BP Products with respect to volumes transported on the Diamondback diluent pipeline system and related assets (each a “Throughput and Deficiency Agreement” and collectively, the “Throughput and Deficiency Agreements”).

Pursuant to the Throughput and Deficiency Agreements, the Partnership will provide transportation services to BP Products, and BP Products will commit to pay the Partnership for minimum volumes of crude oil, refined products and diluent, regardless of whether such volumes are physically shipped by BP Products through the Partnership’s pipelines during the term of the agreements. BP Products will have the right to terminate these agreements if the Partnership fails to perform any of its material obligations and fail to correct such non-performance within specified periods, or in the event of a change of control of the Partnership’s general partner.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Throughput and Deficiency Agreements, which are filed as Exhibits 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amended and Restated Limited Liability Company Agreement of Mardi Gras Transportation System Company LLC

On October 30, 2017, in connection with the closing of the Offering, the Partnership, BP Pipelines and The Standard Oil Company (“Standard Oil”) entered into the Second Amended and Restated Limited Liability Company Agreement of Mardi Gras (as amended, the “Mardi Gras LLC Agreement”), pursuant to which the Partnership was admitted as a 20.0% managing member of Mardi Gras and BP Pipelines and Standard Oil retained a 79.0% and a 1.0% interest in Mardi Gras, respectively. The Mardi Gras LLC Agreement, among other things, outlines the rights of the members and the management of Mardi Gras’ business by the Partnership, in its capacity as managing member.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Mardi Gras LLC Agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Contribution, Conveyance and Assumption Agreement

On October 30, 2017, in connection with the closing of the Offering, the Partnership entered into a Contribution, Assignment and Assumption Agreement (the “Contribution Agreement”) with the General Partner, BP Midstream Partners Holdings LLC (“BP HoldCo”), BP Pipelines and Standard Oil. Immediately prior to the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution Agreement:

1.	BP Pipelines transferred to BP Holdco a 100.0% interest in each of BP Two Pipeline Company LLC, BP River Rouge Pipeline Company LLC and BP D-B Pipeline Company LLC, a 28.5% interest in Mars Oil Pipeline Company LLC and a 20.0% interest in Mardi Gras (together, the “Contributed Assets”).

2.	BP Holdco transferred the Contributed Assets to the Partnership.

3.	As consideration for the Contributed Assets, the Partnership paid BP Holdco $723,505,180, a portion of which was reimbursement for certain capital expenditures incurred with respect to the Contributed Assets pursuant to Treasury Regulation Section 1.707-4(d).

4.	The Partnership issued to the General Partner (i) the General Partner Interest in the Partnership (as defined in the Amended and Restated Agreement of Limited Partnership of the Partnership dated as of October 30, 2017 (the “Partnership Agreement”)) and (ii) the Incentive Distribution Rights in the Partnership (as defined in the Partnership Agreement). The Partnership issued to BP Holdco (i) 3,500,535 Common Units and 52,375,535 subordinated units representing limited partner interests in the Partnership (“Subordinated Units”), representing a recapitalized 53.3% limited partner interest in the Partnership (before giving effect to any exercise of the Over Allotment Option and the Deferred Issuance and Distribution (each as defined in the Partnership Agreement)), (ii) the right to receive the issuance of additional Common Units described in clause (a) of the definition of “Deferred Issuance and Distribution” in the Partnership Agreement and (iii) the right to receive the distribution(s) of cash described in clause (b) of the definition of “Deferred Issuance and Distribution” in the Partnership Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included under the heading “Revolving Credit Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The description in Item 2.01 of the issuances by the Partnership of securities to the General Partner and BP Holdco on October 30, 2017 in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated herein by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Each of the Subordinated Units will convert into one Common Unit and then will participate pro rata with the other Common Units in distributions by the Partnership at the end of the subordination period. The subordination period will end on the first business day after the Partnership has earned and paid at least (i) $1.05 (the minimum quarterly distribution on an annualized basis) on each outstanding Common Unit and Subordinated Unit for each of three consecutive, non-overlapping four-quarter periods ending on or after December 31, 2020, or (ii) $1.575 (150% of the annualized minimum quarterly distribution) on each outstanding Common Unit and Subordinated Unit, in addition to any distribution made in respect of the incentive distribution rights, for any four-quarter period ending on or after December 31, 2018. In addition, the subordination period will end upon the removal of the General Partner other than for cause if the Common Units and Subordinated Units held by the General Partner and its affiliates are not voted in favor of such removal. The description of the subordination period contained in the section of the Prospectus entitled “How We Make Distributions to Our Partners—Subordination Period” is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amended and Restated Agreement of Limited Partnership of BP Midstream Partners LP

On October 30, 2017, in connection with the closing of the Offering, the Partnership amended and restated its Partnership Agreement. The description of the Partnership Agreement contained in the section of the Prospectus entitled “Our Partnership Agreement” is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

3.1	Amended and Restated Agreement of Limited Partnership of BP Midstream Partners LP dated October 30, 2017

10.1	Contribution, Assignment and Assumption Agreement dated October 30, 2017 by and among BP Pipelines (North America) Inc., BP Midstream Partners GP LLC, BP Midstream Partners LP, BP Midstream Partners Holdings LLC and The Standard Oil Company.

10.2	Omnibus Agreement dated October 30, 2017 by and among BP Pipelines (North America) Inc., BP Midstream Partners LP, BP Midstream Partners GP LLC and, solely for the purposes of Articles 4 and 6, BP America Inc.

10.3	BP Midstream Partners LP Short Term Credit Facility Agreement, dated as of October 30, 2017, between BP Midstream Partners LP and North America Funding Company

10.4	BP Two Pipeline Company LLC Throughput and Deficiency Agreement, dated October 30, 2017, between BP Midstream Partners LP and BP Products North America Inc.

10.5	BP River Rouge Pipeline Company LLC Throughput and Deficiency Agreement, dated October 30, 2017, between BP Midstream Partners LP and BP Products North America Inc.

10.6	BP D-B Pipeline Company LLC Throughput and Deficiency Agreement, dated October 30, 2017, between BP Midstream Partners LP and BP Products North America Inc.

10.7	Second Amended and Restated Limited Liability Company Agreement of Mardi Gras Transportation System Company LLC dated October 30, 2017 by and among BP Midstream Partners LP, BP Pipelines (North America) Inc. and The Standard Oil Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BP MIDSTREAM PARTNERS LP

By: BP Midstream Partners GP LLC,
its general partner

By:	/s/ Hans F. Boas
Hans F. Boas
Chief Legal Counsel and Secretary

Date: November 1, 2017